================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 20, 1999



                            -------------------------


                         ALTERRA HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                               1-11999               39-1771281
(State or other jurisdiction of       (Commission file number)    (I.R.S. Employer
incorporation or organization)                                   Identification No.)


                            -------------------------



                        450 N. SUNNYSLOPE ROAD, SUITE 300
                           BROOKFIELD, WISCONSIN 53005
                    (Address of principal executive offices)

                                 (414) 789-9565
              (Registrant's telephone number, including area code)


================================================================================

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On July 20, 1999, Alterra Healthcare Corporation (the "Company" or "Registrant") consummated a synthetic lease transaction (the "Transaction") relating to 20 assisted living and Alzheimer's/dementia care residences that were previously owned and operated by HCR Manor Care, Inc. and its affiliates ("HCR"). Pursuant to the Transaction, an affiliate of Key Bank National Association acquired the 20 residences for an aggregate purchase price of approximately $139.9 million (including closing costs) and simultaneously therewith leased the 20 residences to AHC Tenant, Inc., a wholly-owned subsidiary of the Company. Mortgage financing for the acquisition in the amount of $130.4 million was provided by Greenwich Capital Financial Products, Inc. and credit enhancement of this financing in the form of a surety bond was provided by a member of the Zurich Financing Services Group. The Company's leases of these 20 residences have a term of ten years, reflect initial rental payments based on a lease constant of 9.66% and contain an option to purchase the 20 residences at the end of the lease term for a pre-negotiated fixed price. For financial accounting purposes, leases for 13 of the residences will be treated as operating leases and leases for seven residences will be treated as capital leases.

         On December 31, 1998, the Company agreed to purchase 29 assisted living and Alzheimer's/dementia care residences from HCR for approximately $200 million. The Transaction involved 20 of these 29 residences. The purchase price for these 20 residences was determined based upon arms' length negotiations between HCR and the Company. The Company expects to complete its acquisition of the remaining eight HCR residences in the third quarter of 1999 (HCR and the Company have removed one residence from the purchase transaction). The Company's agreement to acquire these residences from HCR is a component of the previously announced strategic alliance between the Company and HCR, which alliance is summarized in the Company's Current Report on Form 8-K dated January 4, 1999.

         The 20 residences that are the subject of the Transaction include 11 Alzheimer's/dementia care residences and nine assisted living residences for frail elderly, and are located in the states of Arizona, California, Colorado, Florida, Georgia, Kansas, Nevada, North Carolina, New Jersey, Ohio and Virginia. Three of the 20 residences were acquired by the Company from HCR in April 1999, and hence were sold to the synthetic lessor by the Company. Except for two residences that commenced operations after July 20, 1999, each of these 20 residences was operated by HCR prior to the sale by HCR.

         On July 21, 1999, the Registrant issued a press release announcing the consummation of the Transaction, a copy of which is filed as an exhibit hereto and incorporated herein by this reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

         (a) Financial Statements of Business Acquired. Pursuant to Rule 3-05(b) of Regulation S-X, no financial statements of the businesses acquired in the Transaction are required to be filed herewith.

         (b) Pro Forma Financial Information. Pursuant to Rule 11-01(b) of Regulation S-X, pro forma financial information relating to the Transaction is not required to be filed herewith.

         (c) Exhibits. The following exhibits are filed herewith either by incorporation by reference or by direct transmission via "EDGAR."

              2.1 Agreement of Purchase and Sale (Construction Residences) by and between HCR Manor Care, Inc. and the Registrant dated as of December 31, 1998 (schedules to this agreement, which are listed in the table of contents of the agreement, have been omitted pursuant to Item 601(b)(2) of Regulation S-K; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules) (incorporated by reference to Exhibit 2.1 of the Registrant's Form 10-K for the year ended December 31,
                     1998).

              2.2 Agreement of Purchase and Sale (Operating Residences) by and between HCR Manor Care, Inc. and the Registrant dated as of December 31, 1998 (schedules to this agreement, which are listed in the table of contents of the agreement, have been omitted pursuant to Item 601(b)(2) of Regulation S-K; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules) (incorporated by reference to Exhibit 2.2 of the Registrant's Form 10-K for the year ended December 31,
                     1998).

              2.3 Addendum dated December 31, 1998 by and between HCR Manor Care, Inc. and the Registrant.

              2.4 Amendment to Agreements of Purchase and Sale dated as of June 30, 1999 between the Registrant, HCR Manor Care, Inc. and certain of its affiliates.

              2.5 Master Lease Agreement dated as of July 16, 1999 between Pita General Corporation ("Synthetic Lessor") and AHC Tenant, Inc. ("AHC Tenant"), a wholly-owned subsidiary of the Registrant (Annex A to this agreement has been filed as Exhibit A to the Loan Agreement filed as Exhibit 2.6 hereto).

              2.6 Loan Agreement dated as of July 16, 1999 between Synthetic Lessor, AHC Tenant and Greenwich Capital Financial Products, Inc. ("Lender"), including the Master Glossary of Definitions included as Exhibit A thereto (other exhibits and schedules to this agreement, which are listed and summarized in the table of contents to the agreement, have been omitted pursuant to Item 601(b)(2) of the Regulation S-K; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules).

              2.7 Participation Agreement dated as of July 16, 1999 between AHC Tenant, Synthetic Lessor, Lender, SELCO Service Corporation ("SELCO"), The First National Bank of Chicago ("FNB"), ZC Specialty Insurance Company ("ZC") and the Registrant.

              2.8 Trust Agreement dated as of July 16, 1999 between FNB, Lender, ZC, AHC Tenant, Synthetic Lessor, SELCO and the Registrant.

              2.9 Flow of Funds Agreement dated as of July 16, 1999 between Synthetic Lessor, Lender, ZC, FNB, AHC Tenant, the Registrant and certain other parties thereto.

              2.10 Reimbursement Agreement dated as of July 16, 1999 between ZC, AHC Tenant and Synthetic Lessor (exhibits and schedules to this agreement, which are listed and summarized in the table of contents to the agreement, have been omitted pursuant to Item 601(b)(2) of the Regulation S-K; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules).

              2.11 Guaranty dated as of July 16, 1999 executed by the Registrant.

              2.12 Promissory Note dated as of July 16, 1999 executed by Synthetic Lessor.

              99.1   Press release dated July 21, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 3, 1999


                                  ALTERRA HEALTHCARE CORPORATION
                                            (Registrant)


                                  By:   /s/Thomas E. Komula
                                        ---------------------------------------
                                           Thomas E. Komula, Senior Vice
                                           President, Chief Financial Officer,
                                           Treasurer and Secretary

                                  EXHIBIT INDEX


2.1 Agreement of Purchase and Sale (Construction Residences) by and between HCR Manor Care, Inc. and the Registrant dated as of December 31, 1998 (schedules to this agreement, which are listed in the table of contents of the agreement, have been omitted pursuant to Item 601(b)(2) of Regulation S-K; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules) (incorporated by reference to Exhibit 2.1 of the Registrant's Form 10-K for the year ended December 31, 1998).

2.2 Agreement of Purchase and Sale (Operating Residences) by and between HCR Manor Care, Inc. and the Registrant dated as of December 31, 1998 (schedules to this agreement, which are listed in the table of contents of the agreement, have been omitted pursuant to Item 601(b)(2) of Regulation S-K; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules) (incorporated by reference to Exhibit 2.2 of the Registrant's Form 10-K for the year ended December 31, 1998).

2.3 Addendum dated December 31, 1998 by and between HCR Manor Care, Inc. and the Registrant.

2.4 Amendment to Agreements of Purchase and Sale dated as of June 30, 1999 between the Registrant, HCR Manor Care, Inc. and certain of its affiliates.

2.5 Master Lease Agreement dated as of July 16, 1999 between Pita General Corporation ("Synthetic Lessor") and AHC Tenant, Inc. ("AHC Tenant"), a wholly-owned subsidiary of the Registrant (Annex A to this agreement has been filed as Exhibit A to the Loan Agreement filed as Exhibit 2.6 hereto).

2.6 Loan Agreement dated as of July 16, 1999 between Synthetic Lessor, AHC Tenant and Greenwich Capital Financial Products, Inc. ("Lender"), including the Master Glossary of Definitions included as Exhibit A thereto (other exhibits and schedules to this agreement, which are listed and summarized in the table of contents to the agreement, have been omitted pursuant to Item 601(b)(2) of the Regulation S-K; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules).

2.7 Participation Agreement dated as of July 16, 1999 between AHC Tenant, Synthetic Lessor, Lender, SELCO Service Corporation ("SELCO"), The First National Bank of Chicago ("FNB"), ZC Specialty Insurance Company ("ZC") and the Registrant.

2.8 Trust Agreement dated as of July 16, 1999 between FNB, Lender, ZC, AHC Tenant, Synthetic Lessor, SELCO and the Registrant.

2.9 Flow of Funds Agreement dated as of July 16, 1999 between Synthetic Lessor, Lender, ZC, FNB, AHC Tenant, the Registrant and certain other parties thereto.

2.10 Reimbursement Agreement dated as of July 16, 1999 between ZC, AHC Tenant and Synthetic Lessor (exhibits and schedules to this agreement, which are listed and summarized in the table of contents to the agreement, have been omitted pursuant to Item 601(b)(2) of the Regulation S-K; the Registrant agrees to furnish supplementally to the Commission, upon request, a copy of these exhibits and schedules).

2.11     Guaranty dated as of July 16, 1999 executed by the Registrant.

2.12     Promissory Note dated as of July 16, 1999 executed by Synthetic Lessor.

99.1     Press release dated July 21, 1999.